Exhibit 99.1

Heckmann Mails Proxy Statement for Special Meeting of Stockholders to Vote on Issuance of Shares to Complete Merger with Power Fuels

Heckmann and Power Fuels Receive HSR Approvals

Pittsburgh, PA — October 11, 2012 — Heckmann Corporation (NYSE: HEK) (“Heckmann”) today announced that it has commenced mailing the Proxy Statement for the Special Meeting of Heckmann’s Stockholders for the purpose of approving the issuance of shares by Heckmann in connection with the previously announced merger of Badlands Energy, LLC, doing business as Power Fuels, with and into a subsidiary of Heckmann.

The special meeting will be held on November 9, 2012, at 9:00 a.m., local time, at Heckmann’s offices located at 8925 E. Pima Center Parkway, Scottsdale, Arizona 85258. Heckmann Stockholders of record as of the close of business on October 8, 2012, will be permitted to vote at the Special Meeting and any adjournment or postponement thereof. Assuming receipt of Stockholder approval of the share issuance at the special meeting, which approval is required under NYSE listing standards, Heckmann expects that the merger will close by the end of November 2012.

Heckmann also announced today that the United States Department of Justice and the United States Federal Trade Commission have granted Heckmann’s and Power Fuels’ requests for early termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. As a result of the grant of early termination, all antitrust clearances required to complete the proposed merger have been obtained.

About Heckmann Corporation

Heckmann Corporation (NYSE:HEK) is an environmental services company. Heckmann is dedicated to the movement, treatment and disposal of water generated by energy companies involved in the discovery and production of oil, natural gas liquids and natural gas. Heckmann is also a one-stop-shop for collection and recycling services for oily waste products, including used motor oil, oily wastewater, spent antifreeze, used oil filters and parts washers. Heckmann is building a national footprint across its environmental service offerings and has more than 1,500 employees and operates in 52 locations in the United States.

Interested parties can access additional information about Heckmann at http://www.heckmanncorp.com, and in documents filed with the United States Securities and Exchange Commission at http://www.sec.gov.

About Power Fuels

Badlands Energy, LLC, d/b/a Power Fuels, is a privately held North Dakota-based environmental services company providing water delivery and disposal, fluids transportation and handling, water sales and related equipment rental services for shale, or “unconventional,” oil and gas exploration and production businesses. Power Fuels is the largest environmental services company in the Bakken Shale area in North Dakota, a premier U.S. unconventional shale oil basin. Power Fuels also provides rental equipment and operates 19 saltwater disposal wells. Through its network of

Heckmann Corporation

seven district offices and roughly 1,100 employees, Power Fuels serves the leading oil and natural gas exploration and production companies and energy marketing companies in its markets under the “Power Fuels,” “Badlands Power Fuels” and “Landtech” brands. Power Fuels’ sales have increased from approximately $34 million for the fiscal year ended December 31, 2007 to approximately $364 million, on a pro forma basis, for the 12-month period ended June 30, 2012, representing a 70% compound annual growth rate during the period.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. Such risk factors include, among others: difficulties encountered in acquiring and integrating businesses, including Power Fuels; whether certain markets grow as anticipated; and the competitive and regulatory environment. Additional risks and uncertainties are set forth in Heckmann’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, the Current Report on Form 8-K filed by Heckman on April 10, 2012, as well as Heckmann’s other reports filed with the United States Securities and Exchange Commission, all of which are available at http://www.sec.gov/ and on Heckmann’s website at http://heckmanncorp.com/. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. Heckmann undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Heckmann and Power Fuels to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Heckmann or Power Fuels; failure to receive the approval of the stockholders of Heckmann for the issuance of stock for the merger; and difficulties in integrating the businesses of Heckmann and Power Fuels, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement that Heckmann has filed with the SEC in connection with the proposed merger.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Neither Heckmann, Power Fuels nor the combined company are responsible for updating the information contained in this document beyond the publication date.

Heckmann Corporation

Additional Information

This communication does not constitute a solicitation of any vote or approval. The proposed merger between Heckmann and Power Fuels will be submitted to the stockholders of Heckmann in order to obtain approval for the issuance of stock as required by the listing standards of the New York Stock Exchange. In connection with the proposed merger, Heckmann has filed with the United States Securities and Exchange Commission (the “SEC”) a definitive proxy statement to be used to solicit the required approval of its stockholders, which is being mailed to stockholders of Heckmann. INVESTORS AND STOCKHOLDERS OF HECKMANN ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other relevant documents filed by Heckmann with the SEC from the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by contacting Heckmann’s Investor Relations at (212) 481-2050 or by accessing Heckmann’s investor relations website at www.heckmanncorp.com.

Heckmann and its respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from Heckmann’s stockholders with respect to the transaction. Information about these persons is set forth in the definitive proxy statement that Heckmann has filed with the SEC in connection with the proposed merger and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Interested parties, including stockholders and investors, may obtain additional information regarding the interests of such persons, which may be different than those of the Heckmann’s stockholders generally, by reading the proxy statement and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Investor Relations Contact:

Brandi Piacente

The Piacente Group, Inc.

Tel. +1 212-481-2050

heckmann@tpg-ir.com

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